UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: August 25, 2026
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CARPENTER TECHNOLOGY CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	1-5828 (Commission File Number)	23-0458500 (I.R.S. Employer Identification Number)
1735 Market Street Philadelphia, PA		19103
(Address of principal executive offices)		(Zip Code)
(610) 208-2000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $5 Par Value	CRS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b.2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 - Regulation FD Disclosure.

On August 25, 2026, Tony R. Thene, Chairman, President and Chief Executive Officer of Carpenter Technology Corporation (the “Company”), sold 109,283 shares of the Company’s common stock (“Common Stock”) for estate planning, tax planning and financial diversification purposes.

Following the sale, Mr. Thene continues to beneficially own 466,697 shares of Common Stock, including shares held directly or through family trusts, as well as restricted share units that vest over time. These holdings position Mr. Thene among the Company’s 20 largest stockholders as of the date of this Current Report on Form 8-K and reflect his continued confidence in the Company’s outlook and ability to create long-term stockholder value.

Item 9.01 - Financial Statements and Exhibits.
(d): Exhibits:

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARPENTER TECHNOLOGY CORPORATION

	By:	/s/ Timothy Lain
	Name:	Timothy Lain
	Title:	Senior Vice President and Chief Financial Officer
Date: August 25, 2026